Exhibit 10.1

                                 Lease Agreement

March 02, 2014

The following sets forth our agreement with regard to the grant by Leszek Piekut or an affiliate thereof (The "Leaser") to you (the "Sub-Leaser) Artex Corp. under the following terms and conditions:

1. The Leased Premises area covers approximately 6 (six) square meters. The Leased Premises is located on the first floor of the building at St. Rynek Staromiejski 36/38, Warsaw, 85-001, Poland.

2. The Agreement shall be for a term of three (3) years, starting on March 02, 2014 and ending on March 02, 2016.

3. Artex Corp. is given an option to renew the Lease for an additional term of two (2) years by giving the lesser written notice on or before ninety (90) days before the expiration of the primary term of this lease. The renewal lease is to be upon the same terms, covenants, and conditions contained in this Lease except as to Rent as provided in Paragraph 3 of the Lease.

4. For the first year of the agreement the annual rent is $2,400 dollars plus applicable taxes payable in advance on the first day of every month, in twelve (12) equal and consecutive installments of $200 each plus applicable taxes.

5. For the second and third year of the agreement the annual rent is $2,400 dollars plus applicable taxes payable in advance on the first day of every month, in twelve (12) equal and consecutive installments of $200 each plus applicable taxes.

6. A late charge of $10 per day shall be paid as additional rental for any rental payment delivered or received more than three (3) days after the first day of any calendar month during the term of this lease.

7. Lesser agrees to provide, at its expense, to or for the Premises, adequate heat, electricity, water, air conditioning, ventilation, replacement light tubes, trash removal service, and sewage disposal service, in such quantities and at such times as is necessary to Lessee's comfortable and reasonable use of the Premises.

8. Any holding over after the expiration of the term of this lease shall be deemed to constitute a tenancy from month to month only, and shall be on the same terms and conditions as specified in this Lease.

Yours truly,

Leszek Piekut


/s/ Leszek Piekut
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I/we, the undersigned, hereby agree with the forgoing terms and conditions.

Signed in the City of: Warsaw the 2 day of March 2014



Leszek Piekut / President                       /s/ Leszek Piekut
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PRINT NAME & TITLE                              SIGNATURE



Jacek Niezgoda /President                       /s/ Jacek Niezgoda
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PRINT NAME & TITLE                              SIGNATURE

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